Securities Act Registration No. 333-81907

Investment Company Act Reg. No. 811-9391

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]

Post-Effective Amendment No.    12

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

Amendment No.    15

(Check appropriate box or boxes.)

-----------------------------------

THE FORESTER FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

                      100 East Cook Avenue

Libertyville,                       Illinois   60048

(Address of Principal Executive Offices)(Zip Code)

(847) 573-0365

(Registrant's Telephone Number, including Area Code)

Thomas H. Forester

Forester Capital Management, Ltd.

100 East Cook Avenue

Libertyville, Illinois 60048

---------------------------------------- --------------------------

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio  45202

513-352-6725 (phone)

513-241-4771 (fax)

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[ X ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

[ ] on  (date) pursuant to paragraph (a)(3)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Forester Value Fund

Prospectus & Application

Class I shares [ticker]

[June [_], 2009]

Forester Funds

(800) 388-0365

www.FORESTERVALUE.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any of the Fund’s shares or determined whether this prospectus is truthful or complete.   Anyone who tells you otherwise is committing a criminal offense.

PAGE

Objective and Strategy

3

Fund Performance .

4

Fund Expenses

6

Organization, Management &Management Fees

7

Fund's Share Price

7

Purchase of Shares

8

Distribution Plan

10

Redeeming Shares

10

Dividends, Distributions and Taxes

13

Privacy Policy

14

Financial Highlights

15

For More Information

back cover

FORESTER VALUE FUND

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

1-800-388-0365

www.ForesterValue.com

Be sure to read this prospectus before you invest and please keep it on file for future reference.   This prospectus presents essential facts about the Forester Funds, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call 1-800-388-0365.   A Forester Funds representative will be happy to help you.   You may also obtain more information about Forester Funds on our website at www.ForesterValue.com.

OBJECTIVE & STRATEGY

Investment Objective.

THE FORESTER VALUE FUND (the "VALUE FUND") seeks maximum long-term capital growth.   The Fund may change this objective without the approval of shareholders, but will give shareholders not less than thirty (30) days advance notice if it does so.

Principal Investment Strategies

THE FORESTER VALUE FUND invests in the stocks of large U.S. companies that it believes are undervalued and have great appreciation potential.   It may also take defensive positions when the manager believes that the overall stock market is highly valued or that market conditions warrant it.

The Fund generally purchases a stock only at a price Forester Capital Management ("Forester Capital"), the Fund’s investment manager (the “manager”), deems significantly below the intrinsic value of the company - Forester Capital's estimate of the amount a buyer would pay to own the entire company.   Forester Capital performs its own fundamental analysis of the company.

The Fund places special focus on companies whose current market prices are low in relation to earnings and have great appreciation potential. In addition to stocks with low prices relative to earnings, Forester Capital also considers factors such as the following about the issuer:

       Book-to-market value

       Price-to-cash flow ratio

       Price-to-sales ratio

       Earnings estimates for the next 12 months

       Five-year return on equity

Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.   This undervaluation may lead to great appreciation potential for the security.

The Fund may sell a stock when Forester Capital thinks the stock is too expensive compared to Forester Capital's estimate of the company's intrinsic value, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

Under normal market conditions, the fund invests at least 65% of its net assets (at market value at the time of purchase) in the common stocks of large companies that have market capitalizations greater than $8.0 billion.   The Fund may also invest in preferred stocks, convertible securities, warrants and foreign securities.   The Fund may also invest in stock index futures, stock index options and exchange traded funds.   A description of the policies and procedures employed by the Fund with respect to the disclosure of Fund portfolio holdings is available in the Fund’s statement of additional information (“SAI”), dated [May [_], 2009] ..

MARKET EXPOSURE.   In order to try to enhance returns, the manager may vary the Fund's exposure to the overall stock market.   The manager may reduce market exposure when the manager believes that the overall stock market is highly valued or that market conditions warrant it.   During these defensive periods, the Fund may invest some or all of its assets in stock index futures, options, other funds or fixed income instruments.   The Fund avoided the down equity market in 2000 through 2002 by taking a defensive position, using bonds and cash to eliminate all stock market exposure from inception through June, 2002.   The Fund took a similar defensive position from October, 2002 through April, 2004.   The Fund used index puts to take a defensive position from January, 2008 through June, 2008.

Principal Risk Factors

Like all mutual funds that invest in stocks, the Forester Funds take investment risks and it is possible for you to lose money by investing in the Fund.   The manager's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective.   The principal factors that might reduce the Fund's return include:

Stock market Risk :   The Fund invests primarily in common stocks and other equity securities.   Over time, stocks have shown greater growth than other types of securities.   In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

Value investing Risk :   From time to time "value" investing falls out of favor with investors.   When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would.   During these periods, the Fund's relative performance may suffer.

Emphasizing a sector :   If the Fund has a higher percentage of its total assets invested in a particular sector, changes affecting that sector may have a significant impact on the Fund's overall portfolio.

Varying market exposure :   If the Fund is in a defensive or offensive position, the Fund may not go in the same direction as the market and the Fund's performance may suffer.

Large-Size Company Risks :   The Fund normally invests the majority of its assets in larger companies.   Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.   Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Options Risk :   The primary risks associated with options investments are: (1) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security, which may result in imperfect hedging of a portfolio position, (2) options are more volatile than stocks and therefore may be subject to disproportionately larger gains or losses; and (3)   the risk that the use of an option strategy to enhance the return of a portfolio will fail, with negative consequences to the Fund.   Accordingly, the Fund will limit its exposure to options to 5% of the value of the portfolio, based on the cost of the options, at any one time.

Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  Short-term capital gains are taxed as ordinary income under federal income tax laws.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other Government agency.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals.   Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

FUND PERFORMANCE

The Bar Chart and Table set out below help show the returns and risks of investing in the Fund (one kind of investing risk).   They show changes in the Fund’s Class N yearly performance over the lifetime of the Fund and compare the Fund’s Class N average annual returns for periods of one year, five years and since inception to an appropriate index during corresponding periods.   You should be aware that the Fund’s past performance (before and after taxes) is no guarantee or indication that the Fund will perform similarly in the future.  Class N performance is presented in this prospectus because Class I shares do not have a full calendar year of performance.  Because Class I shares have lower expenses than Class N shares, the average annual total return of Class I shares would have been higher.

The year-to-date return for Class N shares as of March 31, 2009, was -8.94%.

From 1/01/2000 through 12 /31/ 200 08, the Fund's Class N highest and lowest quarterly returns were 22.1 0 % and - 10.15%, respectively, for the quarters ended September 30, 2004 and   December 31 , 2008 .

AVERAGE ANNUAL TOTAL RETURNS

The table below shows the Fund's Class N average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31,   2008.   The index information is intended to permit you to compare the performance of Class N shares to a broad measure of market performance.     The   after-tax returns are intended to show the impact of assumed federal income taxes on an investment in Class N shares of the Fund.   A Fund's "Return after taxes on distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund.   A Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.   In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown.   After-tax returns reflect past tax effects and are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2008 )

FUND/INDEX Forester Value Fund-Class N	1 YEAR	5 YEARS	SINCE INCEPTION (SEPTEMBER 10, 1999)
Return before taxes	0.39%	4.62%	4.21%
Return after taxes on distributions	0.03%	3.42%	2.90%
Return after taxes on distributions and sale of Fund shares	2.23%	3.43%	2.88%
S&P 500 Stock Index * (1)	-37.0%	-2.2%	-2.6%

*

Indexes reflect no deduction for fees, expenses or taxes.

(1)

The S&P 500 Stock Index is an unmanaged, market-weighted index of large stocks which is a commonly used measure of common stock total return performance.   The index is unmanaged and include reinvested dividends.   The index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Value Fund.

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)	CLASS I
Management Fees	0.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.10%
Acquired Fund Fees and Expenses (2)	[__]%
Total Annual Fund Operating Expenses	[__]%

*

Annual Fund Operating Expenses are restated to reflect current fees of the Fund, which are different from periods prior to the effective date of this Prospectus.

(1) In addition to the 0.89 % fee paid to Forester Capital for investment advisory services, the Fund pays Forester Capital a 0. 10% fee for all other normal operating expenses of Class I shares ..

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other mutual funds ("Underlying Funds").  The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Underlying Funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Forester Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.   The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.   Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$[__]	$[__]	$[__]	$[__]

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization.   Forester Value Fund is a series of Forester Funds, Inc.

Management.   The Fund is managed by Forester Capital Management, Ltd. (“Forester Capital”), which selects the Fund's investments and handles its business affairs under the direction of the Fund’s board of directors.   Forester Capital (the "Adviser") was incorporated in 1999 and its address is: 100 East Cook Avenue, Libertyville, Illinois 60048.

Portfolio Manager.   The Forester Value Fund has been managed since its inception by Thomas H. Forester, CFA.   Mr. Forester has been the President and Chief Investment Officer of Forester Capital since its inception and is primarily responsible for the day-to-day management of the Fund.   Mr. Forester has extensive money management experience.   He was an officer and portfolio manager from May 1997 through January, 1999 with Dreman Value Advisors, Inc. and its successor firm, Scudder Investments Inc. where he managed over $1.4 billion in value assets, and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc., a subsidiary of Wells Fargo.   He was also an officer and portfolio manager for Thomas White International from 1992 to 1995.

Mr. Forester holds an MBA from the Kellogg School at Northwestern University and a BA degree in economics (with honors) from the University of Colorado (1981).

Mr. Forester has appeared in articles in Fortune Magazine, Barron’s, Business Week, Smart Money, Kiplinger’s, Washington Post, USA Today and Dow Jones Marketwatch.

The Fund’s SAI contains more information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

Management   and Administrative Fees   The Forester Value Fund pays fees to Forester Capital for serving as its investment adviser and providing administrative services.   The annual fees are determined as a percentage of average daily net assets.      Expenses paid out of the Fund's assets are reflected in the share price and dividends.    As of the date of this Prospectus, the Fund pays Forester Capital management fees of 0.89 % of the Fund's average daily net assets   .  Class I shares pay Forester Capital an administrative fee for all other expenses related to its daily operations of 0.10%.  Under the administration agreement, Forester Capital pays all expenses related to the Fund's daily operations, excluding the management fees and certain excluded expenses.  These expenses reflect current fees of the Fund, which are different from periods prior to the effective date of this Prospectus.   The Fund’s Annual Report or Semi-Annual Report contains more information about the factors considered by the Board when it last renewed the investment advisory agreement with Forester Capital.  During the fiscal year ended March 31, 2009, the Fund paid Forester Capital 1.35% of the Fund's average daily assets in management fees and 0.35% of the Fund's average daily assets in administration fees.

THE FUND'S SHARE PRICE

The price at which investors purchase Class I shares of the Fund and at which shareholders redeem Class I shares of the Fund is called net asset value.   The Fund calculates net asset value (“NAV”) for each class as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading.   The New York Stock Exchange is closed on holidays (New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and weekends.   The Fund's shares will not be priced when the New York Stock Exchange is closed.   The Fund calculates net asset value based on the market prices of the securities (other than money market instruments) it holds.   The Fund values most money market instruments it holds at their amortized cost.   The Fund will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day.   It will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

FAIR VALUE PRICING

The Board of Directors has delegated to Forester Capital responsibility for determining the value of Fund portfolio securities under certain circumstances.   Under such circumstances, Forester Capital will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.   Forester Capital must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.   The Fund has adopted written policies and procedures to guide Forester Capital with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate its NAV as of the time those exchanges close.   The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities.   Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced.   Examples of when it would be likely that a portfolio security would require fair value pricing include but are not limited to :   if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities' exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that Forester Capital is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.   Accordingly, there is always the possibility that Forester Capital's calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

PURCHASE OF SHARES

How to Purchase Shares from the Funds

1. Read this Prospectus carefully

2. Determine how much you want to invest keeping in mind the following minimums:

Account Type	Class I
New Accounts	$100,000
New IRA accounts	$[__]
Additions to existing accounts	$[__]

If your investment is aggregated into an omnibus account established by a plan sponsor, investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment.   If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

3. Complete the Share Purchase Application accompanying this Prospectus, carefully following the instructions including designation of share class.   For additional investments, complete the reorder form attached to your confirmation statements (The Fund has additional Purchase Applications and reorder forms if you need them.)   If you have any questions, please call 1-800-388-0365.

4. Make your check payable to "The Forester Funds, Inc." or to the “Forester Value Fund”.   All checks must be drawn on U.S. banks.   The Funds will not accept cash or third party or starter checks.   A $25 fee will be charged against your account for any payment check returned for insufficient funds.   You will also be responsible for any losses suffered by a Fund as a result.

5. Send the completed and signed application and check by first class mail, overnight delivery or registered mail to:

The Forester Value Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Forester Value Fund does not accept shareholder investment checks at its corporate offices.   Checks received at those offices will be forwarded to Mutual Shareholder Services and will not be effective until the order is received and accepted there.

By Wire – Please call 800-388-0365 for wire instructions.

Retirement Plans

Since the Fund is oriented to longer term investments, the Fund may be an appropriate medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.   You may download forms from our website, or you may contact Mutual Shareholder Services, the transfer agent, at 1-800-388-0365 for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options.   Please consult with an attorney or tax advisor regarding these plans.   You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian.   Call the transfer agent about the IRA custodial fees.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.   These broker-dealers may charge you a fee in addition to any fees imposed by the Fund, either at the time of purchase or redemption.   The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer.    Servicing agents may:

1. Become shareholders of record of the Fund.   This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.   This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirements.

2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

3. Charge fees to their customers for the services they provide them.   Also, the Funds (through 12b-1 fees) may pay fees to Servicing Agents to compensate them for selling the Funds.   The Adviser (from its management fees) may pay fees to Servicing Agents to compensate them for the services they provide their customers, including administrative services.

4. Be allowed to purchase shares by telephone with payment to follow the next day.   If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

5. Be authorized to accept purchase orders on behalf of the Fund.   This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent.   When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.   If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

The Fund may reject any share purchase applications for any reason.   The Fund will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will only issue shares in book form.   The Fund will send you a written confirmation for all purchases of shares.

Other Share Classes

The Fund offers one other class of shares (Class N.)  This class, which is offered by a separate Prospectus, is subject to lower minimum investments and pays Rule 12b-1 fees.

REDEEMING SHARES

General Redemption Information

You may redeem all or a portion of your shares at any time.   Your shares will be redeemed at the Fund's Class I per share NAV next determined after receipt of your instructions in good order as explained below.   The Fund's Class I NAV will fluctuate on a daily basis.   The redemption value of your shares may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund at the time your redemption is processed.

How to Redeem (Sell) Shares by Mail

1. Prepare a letter of instruction containing:

o the name of the Fund(s) and share class

o account number(s)

o the amount of money or number of shares being redeemed

o the name(s) on the account

o daytime phone number

o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund, in advance, at 1-800-388-0365 if you have any questions.

2.

Sign the letter of instruction exactly as the shares are registered.

Joint ownership accounts must be signed by all owners.

3.

Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

o The redemption request exceeds $25,000

o The redemption proceeds are to be sent to an address other than the address of record

o The Fund receives the redemption request within 30 business days of an address change.

A notarized signature is not an acceptable substitute for a signature guarantee.

4.

Send the letter of instruction by first class mail, overnight delivery service or registered mail to:

The Forester Value Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.   Contact the Servicing Agent for instructions on how to do so.

Payment of Redemption Proceeds

The redemption price per share you receive for redemption requests is the next determined net asset value after:

1.

The Fund receives your written request in proper form with all required information, as defined above under "How to Redeem (Sell) Shares by Mail" and "How to Redeem (Sell) Shares through Servicing Agents".

2.

A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

For those shareholders who redeem shares by mail the Fund will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.   Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

1.

The redemption may result in a taxable gain.

2.

If you purchased shares by check, the Fund may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

3.

For Class I shares, if your account balance falls below $ [____] because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $ [_____] or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

4.

The Funds may pay redemption requests "in kind." This means that the Fund will pay redemption requests entirely or partially with securities rather than with cash.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and sales of Fund shares (popularly known as “market timing”) can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the Fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's NAV.   The Fund's Board of Directors is firmly opposed to allowing shareholders of the Fund to engage in these types of practices.   Accordingly, the Board of Directors has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.   You should be aware that there is the risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading.   The Fund may alter its policies at any time without prior notice to shareholders.

Although shareholders who engage in market timing activities can harm the Fund, the Board has noted an important distinction between market timers, who the Board seeks to discourage from using the Fund, and other shareholders.   Shareholders who purchase Fund shares and then, for whatever reason, must redeem them are not market timers.   Market timers are shareholders who repeatedly purchase and redeem shares in the Fund in an attempt to gain short-term advantages from their trading activity.   These types of shareholders are disruptive to the Fund, and it is these types of shareholders that the Fund seeks to discourage from purchasing Fund shares.

In order to discourage frequent purchasing and redemption of Fund shares, the Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time.   In addition, Forester Capital has been granted the authority to impose restrictions in addition to those that are otherwise stated in this prospectus on purchases or exchanges under conditions where Forester Capital has identified a trading pattern by a shareholder that is particularly disruptive, excessive, or extremely short-term in duration.

The Fund further prohibits any person associated with the Fund from entering into any arrangement with any person to permit frequent purchases and redemption of Fund shares.   The Fund's Chief Compliance Officer is responsible for monitoring the Fund's policies and procedures to discourage frequent purchases and redemptions and prepares periodic reports to the board concerning the implementation and effectiveness of those policies and procedures.

Forester Capital is authorized to suspend the Fund's policies during periods of severe market turbulence or national emergency only.   There is no assurance that Forester Capital will exercise this authority or that by exercising this authority the Fund will be protected from the risks associated with frequent trading.   The actions of Forester Capital are periodically reviewed with the Board of Directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and its capital gains annually.   You have two distribution options:

o

Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

o

All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Share Purchase Application. You may change your election by writing to the Fund at the address given above.

The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).   The Funds expect that its distributions, as a result of its investment objectives or strategies, will consist primarily of ordinary income or capital gains.   An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and state income tax.

The Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). The Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.    Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares.    Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds.   A portion of the Fund's income distributions may be eligible for the [ 70 ] % dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.   Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as along-term capital loss to the extent of the capital gain distribution received.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor.   Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.   In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.   The Fund collects the following nonpublic personal information about you:

o     Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o     Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.   The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.   The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.   The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.   The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FINANCIAL HIGHLIGHTS

Class N financial highlights are presented in this prospectus because Class I shares have not yet commenced operations as of the date of this Prospectus and, therefore, have not produced financial statements. The financial highlights tables are intended to help you understand the financial performance of The Forester Value Fund's operations for the last five fiscal years.   Certain information reflects financial results for a single Fund share.   The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).    [Information for periods ended March 31, 2004 to 2009 has been audited by Sanville & Company, whose report, along with the Fund's financial statements for period ended March 31, 2009 , are included in the Fund's Audited Annual Report which is available without charge upon request. ]

THE FORESTER VALUE FUND -Class N shares [to be updated by amendment]

For the Years Ended March 31,

	(Unaudited) Six Months Ended 9/30/2008	2008	2007	2006	2005	2004
(For a share outstanding throughout each period)
NET ASSET VALUE
Beginning of year	$10.67	$11.60	$11.26	$10.91	$10.01	$10.02
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.11	0.15	0.16	0.12	0.11	0.03
Net realized and unrealized gain (loss) on
investment transactions	1.13	(0.82)	0.25	0.30	2.21	(0.01)

Total from investment operations	1.24	(0.67)	0.41	0.42	2.32	0.02

LESS DISTRIBUTIONS from net investment income	-	(0.26)	(0.07)	(0.07)	(1.42)	(0.03)

NET ASSET VALUE
End of year	$11.91	$10.67	$11.60	$11.26	$10.91	$10.01

TOTAL RETURN (b)	11.62%	(5.77)%	3.65%	3.81%	23.18%	0.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (Thousands)	$25,454	$1,927	$3,657	$3,025	$ 378	$ 59

Ratio of expenses to average net assets:
After waiver	1.35%(c)	1.35%	1.35%	1.35%	0.27%	0%
Before waiver	1.35%(c)	1.35%	1.35%	1.35%	1.37%	34.65%
Ratio of net investment income to average net assets	1.95%(c)	1.43%	1.43%	1.07%	1.97%	0.30%
Portfolio turnover rate	273.98%	78%	65%	24%	243%	0%

(a) per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b) assumes reinvestment of dividends

(c) annualized.

FOR MORE INFORMATION

To learn more about the Forester Funds you may request the Statement of Additional Information (or "SAI") which is incorporated herein by reference.

You may also learn more about the Fund's investments in its annual and semi-annual reports to shareholders.   Those   reports   discuss the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal period.

The SAI, reports to shareholder and other information are all available to shareholders and prospective investors without charge, simply by calling ( toll-free ) 1-800-388-0365 or by visiting the Fund's Internet site at http://www.forestervalue.com .   Also call this number if you have a question or would like other information about the Forester Funds.

The general public can review and copy information about the Forester Funds (including the SAI and other reports) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.)   Reports and other information about the Forester Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, by e-mail request at publicinfo@sec.gov, or upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N. E .., Washington, D.C. 20549.

811-9391

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

1-800-388-0365

PROSPECTUS & APPLICATION

[June [_], 2009]

Forester Value Fund

Prospectus & Application

Class N shares [ticker]

[June [_], 2009]

Forester Funds

(800) 388-0365

www.FORESTERVALUE.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any of the Fund’s shares or determined whether this prospectus is truthful or complete.     Anyone who tells you otherwise is committing a criminal offense.

PAGE

Objective and Strategy

3

Fund Performance .

4

Fund Expenses

6

Organization, Management &Management Fees

7

Fund's Share Price

7

Purchase of Shares

8

Distribution Plan

10

Redeeming Shares

10

Dividends, Distributions and Taxes

13

Privacy Policy

14

Financial Highlights

15

For More Information

back cover

FORESTER VALUE FUND

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

1-800-388-0365

www.ForesterValue.com

Be sure to read this prospectus before you invest and please keep it on file for future reference.     This prospectus presents essential facts about the Forester Funds, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call 1-800-388-0365.     A Forester Funds representative will be happy to help you.     You may also obtain more information about Forester Funds on our website at www.ForesterValue.com.

OBJECTIVE & STRATEGY

Investment Objective.

THE FORESTER VALUE FUND (the "VALUE FUND") seeks maximum long-term capital growth.     The Fund may change this objective without the approval of shareholders, but will give shareholders not less than thirty (30) days advance notice if it does so.

Principal Investment Strategies

THE FORESTER VALUE FUND invests in the stocks of large U.S. companies that it believes are undervalued and have great appreciation potential.     It may also take defensive positions when the manager believes that the overall stock market is highly valued or that market conditions warrant it.

The Fund generally purchases a stock only at a price Forester Capital Management ("Forester Capital"), the Fund’s investment manager (the “manager”),   deems significantly below the intrinsic value of the company - Forester Capital's estimate of the amount a buyer would pay to own the entire company.     Forester Capital performs its own fundamental analysis of the company.

The Fund places special focus on companies whose current market prices are low in relation to earnings and have great appreciation potential. In addition to stocks with low prices relative to earnings, Forester Capital also considers factors such as the following about the issuer:

              Book-to-market value

              Price-to-cash flow ratio

              Price-to-sales ratio

              Earnings estimates for the next 12 months

              Five-year return on equity

Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.     This undervaluation may lead to great appreciation potential for the security.

The Fund may sell a stock when Forester Capital thinks the stock is too expensive compared to Forester Capital's estimate of the company's intrinsic value, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

Under normal market conditions, the fund invests at least 65% of its net assets (at market value at the time of purchase) in the common stocks of large companies that have market capitalizations greater than $8.0 billion.     The Fund may also invest in preferred stocks, convertible securities, warrants and foreign securities.     The Fund may also invest in stock index futures, stock index options and exchange traded funds.     A description of the policies and procedures employed by the Fund with respect to the disclosure of Fund portfolio holdings is available in the Fund’s statement of additional information (“SAI”), dated [June [_], 2009] ..

MARKET EXPOSURE.     In order to try to enhance returns, the manager may vary the Fund's exposure to the overall stock market.     The manager may reduce market exposure when the manager believes that the overall stock market is highly valued or that market conditions warrant it.     During these defensive periods, the Fund may invest some or all of its assets in stock index futures, options, other funds or fixed income instruments.     The Fund avoided the down equity market in 2000 through 2002 by taking a defensive position, using bonds and cash to eliminate all stock market exposure from inception through June, 2002.     The Fund took a similar defensive position from October, 2002 through April, 2004.     The Fund used index puts to take a defensive position from January, 2008 through June, 2008.

Principal Risk Factors

Like all mutual funds that invest in stocks, the Forester Funds take investment risks and it is possible for you to lose money by investing in the Fund.     The manager's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective.     The principal factors that might reduce the Fund's return include:

Stock market Risk   :   The Fund invests primarily in common stocks and other equity securities.     Over time, stocks have shown greater growth than other types of securities.     In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

Value investing Risk   :   From time to time "value" investing falls out of favor with investors.     When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would.     During these periods, the Fund's relative performance may suffer.

Emphasizing a sector   :   If the Fund has a higher percentage of its total assets invested in a particular sector, changes affecting that sector may have a significant impact on the Fund's overall portfolio.

Varying market exposure   :   If the Fund is in a defensive or offensive position, the Fund may not go in the same direction as the market and the Fund's performance may suffer.

Large-Size Company Risks   :   The Fund normally invests the majority of its assets in larger companies.     Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.     Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Options Risk     :   The primary risks associated with options investments are: (1) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security, which may result in imperfect hedging of a portfolio position, (2) options are more volatile than stocks and   therefore may be subject to disproportionately larger gains or losses; and (3)   the risk that the use of an option strategy to enhance the return of a portfolio will fail, with negative consequences to the Fund.     Accordingly, the Fund will limit its exposure to options to 5% of the value of the portfolio, based on the cost of the options, at any one time.

Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  Short-term capital gains are taxed as ordinary income under federal income tax laws.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other Government agency.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals.     Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

FUND PERFORMANCE

The Bar Chart and Table set out below help show the returns and risks of investing in the Fund (one kind of investing risk).     They show changes in the Fund’s yearly performance over the lifetime of the Fund and compare the Fund’s average annual returns for periods of one year, five years and since inception to an appropriate index during corresponding periods.     You should be aware that the Fund’s past performance (before and after taxes) is no guarantee or indication that the Fund will perform similarly in the future.

The year-to-date return for Class N shares as of March 31, 2009, was -8.94%.

From 1/01/2000 through 12 /31/ 200 08, the Fund's Class N highest and lowest quarterly returns were 22.1 0 % and - 10.15%, respectively, for the quarters ended September 30, 2004 and   December 31 , 2008 .

AVERAGE ANNUAL TOTAL RETURNS

The table below shows the Fund's Class N shares average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31,   2008.   The index information is intended to permit you to compare the performance of Class N shares to a broad measure of market performance.     The   after-tax returns are intended to show the impact of assumed federal income taxes on an investment in Class N shares of the Fund.     A Fund's "Return after taxes on distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund.     A Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.     In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown.     After-tax returns reflect past tax effects and are not relevant to investors who hold their Fund shares in a tax-deferred   account   (including a 401(k) or IRA account), or to investors that are tax-exempt.

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2008 )

FUND/INDEX Forester Value Fund-Class N	1 YEAR	5 YEARS	SINCE INCEPTION (SEPTEMBER 10, 1999)
Return before taxes	0.39%	4.62%	4.21%
Return after taxes on distributions	0.03%	3.42%	2.90%
Return after taxes on distributions and sale of Fund shares	2.23%	3.43%	2.88%
S&P 500 Stock Index * (1)	-37.0%	-2.2%	-2.6%

*

Indexes reflect no deduction for fees, expenses or taxes.

(1)

The S&P 500 Stock Index is an unmanaged, market-weighted index of large stocks which is a commonly used measure of common stock total return performance.     The index is unmanaged and include reinvested dividends.     The index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Value Fund.

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)	CLASS N
Management Fees	0.89%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (1)	0.15%
Acquired Fund Fees and Expenses (2)	[__]%
Total Annual Fund Operating Expenses	[__]%

*

Annual Fund Operating Expenses are restated to reflect current fees of the Fund, which are different from periods prior to the effective date of this Prospectus.

(1) In addition to the 0.89 % fee paid to Forester Capital for investment advisory services, the Fund pays Forester Capital a 0. 15% fee for all other normal operating expenses of Class N shares ..

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other mutual funds ("Underlying Funds").  The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Underlying Funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Forester Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.     The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$[__]	$[__]	$[__]	$[__]

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization.     Forester Value Fund is a series of Forester Funds, Inc.

Management.     The Fund is managed by Forester Capital Management, Ltd. (“Forester Capital”), which selects the Fund's investments and handles its business affairs under the direction of the Fund’s board of directors.     Forester Capital (the "Adviser") was incorporated in 1999 and its address is: 100 East Cook Avenue, Libertyville, Illinois 60048.

Portfolio Manager.     The Forester Value Fund has been managed since its inception by Thomas H. Forester, CFA.     Mr. Forester has been the President and Chief Investment Officer of Forester Capital since its inception and is primarily responsible for the day-to-day management of the Fund.     Mr. Forester has extensive money management experience.     He was an officer and portfolio manager from May 1997 through January, 1999 with Dreman Value Advisors, Inc. and its successor firm, Scudder Investments Inc. where he managed over $1.4 billion in value assets, and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc., a subsidiary of Wells Fargo.     He was also an officer and portfolio manager for Thomas White International from 1992 to 1995.

Mr. Forester holds an MBA from the Kellogg School at Northwestern University and a BA degree in economics (with honors) from the University of Colorado (1981).

Mr. Forester has appeared in articles in Fortune Magazine, Barron’s, Business Week, Smart Money, Kiplinger’s, Washington Post, USA Today and Dow Jones Marketwatch.

The Fund’s SAI contains more information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

Management   and Administrative Fees   The Forester Value Fund pays fees to Forester Capital for serving as its investment adviser and providing administrative services.     The annual fees are determined as a percentage of average daily net assets.      Expenses paid out of the Fund's assets are reflected in the share price and dividends.    As of the date of this Prospectus, the Fund pays Forester Capital management fees of 0.89 % of the Fund's average daily net assets   .  Class N shares pay Forester Capital an administrative fee for all other expenses related to its daily operations of 0.15%.  Under the administration agreement, Forester Capital pays all expenses related to the Fund's daily operations, excluding the management fees and certain excluded expenses.  These expenses reflect current fees of the Fund, which are different from periods prior to the effective date of this Prospectus.   The Fund’s Annual Report or Semi-Annual Report contains more information about the factors considered by the Board when it last renewed the investment advisory agreement with Forester Capital.  During the fiscal year ended March 31, 2009, the Fund paid Forester Capital 1.35% of the Fund's average daily assets in management fees and 0.35% of the Fund's average daily assets in administration fees.

THE FUND'S SHARE PRICE

The price at which investors purchase Class N shares of the Fund and at which shareholders redeem Class N shares of the Fund is called net asset value.     The Fund calculates net asset value (“NAV”) as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading.     The New York Stock Exchange is closed on holidays (New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and weekends.     The Fund's shares will not be priced when the New York Stock Exchange is closed.     The Fund calculates net asset value based on the market prices of the securities (other than money market instruments) it holds.     The Fund values most money market instruments it holds at their amortized cost.     The Fund will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day.     It will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

FAIR VALUE PRICING

The Board of Directors has delegated to Forester Capital responsibility for determining the value of Fund portfolio securities under certain circumstances.     Under such circumstances, Forester Capital will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.     Forester Capital must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.     The Fund has adopted written policies and procedures to guide Forester Capital with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate its NAV as of the time those exchanges close.     The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities.     Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced.     Examples of when it would be likely that a portfolio security would require fair value pricing include but are not limited to   :   if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities' exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that Forester Capital is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.     Accordingly, there is always the possibility that Forester Capital's calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

PURCHASE OF SHARES

How to Purchase Shares from the Funds

1. Read this Prospectus carefully

2. Determine how much you want to invest keeping in mind the following   minimums:

Account Type	Class N
New Accounts	$2,500
New IRA accounts	$2,000
Additions to existing accounts	$100

If your investment is aggregated into an omnibus account established by a plan sponsor, investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment.     If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

3. Complete the Share Purchase Application accompanying this Prospectus, carefully following the instructions   including designation of share class.   For additional investments, complete the order form attached to your confirmation statements (The Fund has additional Purchase Applications and order forms if you need them.)     If you have any questions, please call 1-800-388-0365.

4. Make your check payable to "The Forester Funds, Inc." or to the “Forester Value Fund”.     All checks must be drawn on U.S. banks.     The Funds will not accept cash or third party or starter checks.     A $25 fee will be charged against your account for any payment check returned for insufficient funds.     You will also be responsible for any losses suffered by a Fund as a result.

5. Send the completed and signed application and check by first class mail, overnight delivery or registered mail to:

The Forester Value Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Forester Value Fund does not accept shareholder investment checks at its corporate offices.     Checks received at those offices will be forwarded to Mutual Shareholder Services and will not be effective until the order is received and accepted there.

By Wire – Please call 800-388-0365 for wire instructions.

Retirement Plans

Since the Fund is oriented to longer term investments, the Fund may be an appropriate medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.     You may download forms from our website, or you may contact Mutual Shareholder Services, the transfer agent, at 1-800-388-0365 for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options.     Please consult with an attorney or tax advisor regarding these plans.     You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian.     Call the transfer agent about the IRA custodial fees.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.     These broker-dealers may charge you a fee in addition to any fees imposed by the Fund, either at the time of purchase or redemption.     The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer.       Servicing agents may:

1. Become shareholders of record of the Fund.     This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.     This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirements.

2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

3. Charge fees to their customers for the services they provide them.     Also, the Funds (through 12b-1 fees) may pay fees to Servicing Agents to compensate them for selling the Funds.     The Adviser (from its management fees) may pay fees to Servicing Agents to compensate them for the services they provide their customers, including administrative services.

4. Be allowed to purchase shares by telephone with payment to follow the next day.     If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

5. Be authorized to accept purchase orders on behalf of the Fund.     This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent.     When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.     If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

The Fund may reject any share purchase applications for any reason.     The Fund will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will only issue shares in book form.     The Fund will send you a written confirmation for all purchases of shares.

Other Share Classes

The fund offers one other class of shares (Class I.)  This class, which is offered by a separate Prospectus, is subject to higher minimum investments and does not pay Rule 12b-1 fees.

THE DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 12b-1 Plan) for Class N shares of the Fund, pursuant to which the Fund is permitted to accrue and pay a fee for shareholder servicing and distribution expenses not to exceed 0.25% per annum of the Fund's average daily net assets. The Fund may accrue, collect and pay such fees to third parties for eligible services provided by those parties to the Fund.

 You should be aware that because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.     For further information regarding the 12b-1 Plan, see the SAI.

REDEEMING SHARES

General Redemption Information

You may redeem all or a portion of your shares at any time.     Your shares will be redeemed at the Fund's Class N per share NAV next determined after receipt of your instructions in good order as explained below.     The Fund's Class N NAV will fluctuate on a daily basis.     The redemption value of your shares may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund at the time your redemption is processed.

How to Redeem (Sell) Shares by Mail

1. Prepare a letter of instruction containing:

o the name of the Fund(s) and share class

o account number(s)

o the amount of money or number of shares being redeemed

o the name(s) on the account

o daytime phone number

o additional information that the Funds may require for redemptions by corporations, executors, administrators,    trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund, in advance, at 1-800-388-0365 if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered.

Joint ownership accounts must be signed by all owners.

3.

3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

o The redemption request exceeds $25,000

o The redemption proceeds are to be sent to an address other than the address of record

o The Fund receives the redemption request within 30 business days of an address change.

A notarized signature is not an acceptable substitute for a signature guarantee.

4. Send the letter of instruction by first class mail, overnight delivery service or registered mail to:

The Forester Value Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.     Contact the Servicing Agent for instructions on how to do so.

Payment of Redemption Proceeds

The redemption price per share you receive for redemption requests is the next determined net asset value after:

1.

The Fund receives your written request in proper form with all required information, as defined above under "How to Redeem (Sell) Shares by Mail" and "How to Redeem (Sell) Shares through Servicing Agents".

2.

A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

For those shareholders who redeem shares by mail the Fund will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.     Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

1.

The redemption may result in a taxable gain.

2.

If you purchased shares by check, the Fund may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

3.

For Class N shares, if your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

4.

The Funds may pay redemption requests "in kind." This means that the Fund will pay redemption requests entirely or partially with securities rather than with cash.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and sales of Fund shares (popularly known as “market timing”) can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the Fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's NAV.     The Fund's Board of Directors is firmly opposed to allowing shareholders of the Fund to engage in these types of practices.     Accordingly, the Board of Directors has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.     You should be aware that there is the risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading.     The Fund may alter its policies at any time without prior notice to shareholders.

Although shareholders who engage in market timing activities can harm the Fund, the Board has noted an important distinction between market timers, who the Board seeks to discourage from using the Fund, and other shareholders.     Shareholders who purchase Fund shares and then, for whatever reason, must redeem them are not market timers.     Market timers are shareholders who repeatedly purchase and redeem shares in the Fund in an attempt to gain short-term advantages from their trading activity.     These types of shareholders are disruptive to the Fund, and it is these types of shareholders that the Fund seeks to discourage from purchasing Fund shares.

In order to discourage frequent purchasing and redemption of Fund shares, the Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time.     In addition, Forester Capital has been granted the authority to impose restrictions in addition to those that are otherwise stated in this prospectus on purchases or exchanges under conditions where Forester Capital has identified a trading pattern by a shareholder that is particularly disruptive, excessive, or extremely short-term in duration.

The Fund further prohibits any person associated with the Fund from entering into any arrangement with any person to permit frequent purchases and redemption of Fund shares.     The Fund's Chief Compliance Officer is responsible for monitoring the Fund's policies and procedures to discourage frequent purchases and redemptions and prepares periodic reports to the board concerning the implementation and effectiveness of those policies and procedures.

Forester Capital is authorized to suspend the Fund's policies during periods of severe market turbulence or national emergency only.     There is no assurance that Forester Capital will exercise this authority or that by exercising this authority the Fund will be protected from the risks associated with frequent trading.     The actions of Forester Capital are periodically reviewed with the Board of Directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and its capital gains annually.     You have two distribution options:

Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Share Purchase Application. You may change your election by writing to the Fund at the address given above.

The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).     The Funds expect that its distributions, as a result of its investment objectives or strategies, will consist primarily of ordinary income or capital gains.     An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and state income tax.

The Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). The Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.       Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares.       Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds.     A portion of the Fund's income distributions may be eligible for the [ 70 ] % dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.     Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as along-term capital loss to the extent of the capital gain distribution received.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor.     Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.     In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.     The Fund collects the following nonpublic personal information about you:

    o     Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

    o     Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.     The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.     The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.     The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.     The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of The Forester Value Fund's operations for the last five fiscal years.     Certain information reflects financial results for a single Fund share.     The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).    [Information for periods ended March 31, 2004 to 2009 has been audited by Sanville & Company, whose report, along with the Fund's financial statements for period ended March 31, 2009 , are included in the Fund's Audited Annual Report which is available without charge upon request. ]

THE FORESTER VALUE FUND -Class N shares [to be updated by amendment]

For the Years Ended March 31,

	(Unaudited) Six Months Ended 9/30/2008	2008	2007	2006	2005	2004
(For a share outstanding throughout each period)
NET ASSET VALUE
Beginning of year	$10.67	$11.60	$11.26	$10.91	$10.01	$10.02
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.11	0.15	0.16	0.12	0.11	0.03
Net realized and unrealized gain (loss) on
investment transactions	1.13	(0.82)	0.25	0.30	2.21	(0.01)

Total from investment operations	1.24	(0.67)	0.41	0.42	2.32	0.02

LESS DISTRIBUTIONS from net investment income	-	(0.26)	(0.07)	(0.07)	(1.42)	(0.03)

NET ASSET VALUE
End of year	$11.91	$10.67	$11.60	$11.26	$10.91	$10.01

TOTAL RETURN (b)	11.62%	(5.77)%	3.65%	3.81%	23.18%	0.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (Thousands)	$25,454	$1,927	$3,657	$3,025	$ 378	$ 59

Ratio of expenses to average net assets:
After waiver	1.35%(c)	1.35%	1.35%	1.35%	0.27%	0%
Before waiver	1.35%(c)	1.35%	1.35%	1.35%	1.37%	34.65%
Ratio of net investment income to average net assets	1.95%(c)	1.43%	1.43%	1.07%	1.97%	0.30%
Portfolio turnover rate	273.98%	78%	65%	24%	243%	0%

(a) per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(b) assumes reinvestment of dividends

(c) annualized.

FOR MORE INFORMATION

To learn more about the Forester Funds you may request the Statement of Additional Information (or "SAI") which is incorporated herein by reference.

You may also learn more about the Fund's investments in its annual and semi-annual reports to shareholders.     Those reports   discuss the market conditions and investment strategies that significantly affected the Fund's performance   during its most recent fiscal period.

The SAI, reports to shareholder and other information are all available to shareholders and prospective investors without charge, simply by calling ( toll-free ) 1-800-388-0365    or by visiting the Fund's Internet site at http://www.forestervalue.com .   Also call this number if you have a question or would like other information about the Forester Funds.

The general public can review and copy information about the Forester Funds (including the SAI and other reports) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.)     Reports and other information about the Forester Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, by e-mail request at publicinfo@sec.gov, or upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N. E .., Washington, D.C. 20549.

811-9391

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

1-800-388-0365

PROSPECTUS & APPLICATION

[June [_], 2009]

STATEMENT OF ADDITIONAL INFORMATION

                                                                                June [_], 2009

for THE FORESTER FUNDS

THE FORESTER VALUE FUND

THE FORESTER DISCOVERY FUND

each a series of THE FORESTER FUNDS

THE FORESTER FUNDS, INC.

100 East Cook Avenue

Libertyville, Illinois 60048

1-888-701-8405

www.ForesterValue.com

This Statement of Additional Information is not a prospectus.  It supplements and should be read in conjunction with the prospectuses of The Forester Funds, Inc. (the "Company") for The Forester Value Fund Class N shares , dated June [_], 2009], The Forester Value Fund Class I shares, dated June [_], 2009 and for The Forester Discovery Fund, dated [ July 31, 2008 ] (each a "Prospectus") (each fund referred to individually as a "Fund" and collectively as the "Funds").  Requests for free copies of a Prospectus , or annual or semi-annual report to shareholders for The Forester Value Fund should be made by writing to The Forester Funds, Inc., c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147or by calling 1-800-388-0365 and for The Forester Discovery Fund, should be made by writing to The Forester Funds, Inc., 100 East Cook Avenue, Libertyville, Illinois 60048, Attention: Corporate Secretary, or by calling 1-888-701-8405.  Each Fund's annual report for the period ended [March 31, 2009], is incorporated by reference.

THE FORESTER FUNDS, INC.

FUND HISTORY AND CLASSIFICATION....................................…………….	2
INVESTMENT RESTRICTIONS AND CONSIDERATIONS........…………….	2
INVESTMENT POLICIES AND TECHNIQUES........................…….........…….	3
PORTFOLIO TRANSACTIONS ...................….....................……...………..…..	8
DISCLOSURE OF PORTFOLIO HOLDINGS...................….....................……..	8
DETERMINATION OF NET ASSET VALUE.......................…….......…………	9
DIRECTORS AND OFFICERS OF THE COMPANY..............……...........….…	9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......….…	11
PROXY VOTING POLICIES AND PROCEDURES......……...........….…....….…	12
INVESTMENT ADVISER, ADMINISTRATOR, FUND
ACCOUNTANT AND TRANSFER AGENT ....................……...........……….....	13
REDEMPTIONS ...............................................……………………….……….....	15
CUSTODIAN ....................................................………………...………………...	15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......................	15
DISTRIBUTION PLAN ........................……………………....…….....................	16
ALLOCATION OF PORTFOLIO BROKERAGE.......………..…........................	16
TAXES ...................................................……………..…………………..............	17
STOCKHOLDER MEETINGS..................……………….………........................	17
CAPITAL STRUCTURE ............................………..…………………..................	18
SHAREHOLDER REPORTS....................………....………………......................	19
FINANCIAL STATEMENTS....................………....………………......................	19

FUND HISTORY AND CLASSIFICATION

The Forester Funds, Inc. (the "Company") is an open-end management investment company consisting of two diversified portfolios, The Forester Value Fund (the "Value Fund") and The Forester Discovery Fund (the "Discovery Fund").  The Value Fund issues Class N and Class I shares.  The Forester Discovery Fund began operations as a private investment account, not registered under the Investment Company Act of 1940 (the "1940 Act"), on March 31, 1998. The Company initially filed for registration under the 1940 Act on May 12, 1999 and began offering their shares to the public on September 10, 1999. The Company was incorporated as a Maryland corporation on April 7, 1999.

INVESTMENT RESTRICTIONS AND CONSIDERATIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.  Each Fund has elected to be classified as a diversified series of an open-end investment company.

A Fund may not, as a fundamental policy:

1.

Borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of a Fund's total assets.

2.

Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.

Concentrate 25% or more of its total assets in securities of any one industry.  This restriction does not apply to obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.

4.

Make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan  will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

5.

Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate as acquired as a result of the Fund's ownership of securities.

6.

Purchase physical commodities or contracts relating to physical commodities.

7.

Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The Funds may not, as a non-fundamental policy:

1.

Invest for the purpose of exercising control over management of any company.

2.

Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

3.

Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

4.

Mortgage, pledge, or hypothecate any assets except in connection with borrowings in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing; provided that the Funds may enter into futures contracts and related options.  Optioned securities are not considered to be pledged for purposes of this limitation.

5.

Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

6.

Invest in oil, gas or mineral exploration or development programs

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

INVESTMENT POLICIES AND TECHNIQUES

General.  Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies.  Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during defensive periods when the investment manager deems it appropriate, each Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements.  Investments in such interest-bearing securities will be for defensive purposes only.

Common stocks.  Each Fund may invest in common stocks as a principal strategy. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stocks can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors.  An investment in common stocks entails greater risk of becoming valueless than does an investment in fixed-income securities.  Despite the risk of price volatility, however, common stocks also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities.  Each Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible.  The convertible securities in which a Fund may invest include bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stocks.  Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and common stocks.  While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stocks. Convertible securities generally entail less credit risk than the issuer's common stocks.

Repurchase Agreements.  Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.  The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.  In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System.  Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk.  The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements.  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's limitation on illiquid securities.  The Funds will not invest more than 10% of the value of their net assets in illiquid securities.

Depositary Receipts.  The Value Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depositary Receipts ("ADRs") as well as through the purchase of securities of foreign companies that are publicly traded in the United States.  ADRs are bought and sold in the United States and are issued by domestic banks.  ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period.  In general, there is a large, liquid market in the United States for most ADRs.

Foreign Securities. The Forester Discovery Fund may invest up to 100% of its assets at the time of purchase in securities of non-U.S. companies (including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers). Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, the Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. The Fund does not intend to invest more than 5% of its net assets in unsponsored depositary receipts.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund will try to invest in companies located in and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Emerging markets. Under normal market conditions, Forester Discovery Fund may invest up to 20% of its assets at the time of purchase in emerging markets securities. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of Forester Fund's board of directors.

Income from securities held by the Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of the Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

Borrowing.  Each Fund is authorized to borrow from banks in amounts not in excess of 10% of their respective total assets, although they do not presently intend to do so.  If, in the future, they do borrow from banks, they would not purchase additional securities at any time when such borrowings exceed 5% of their respective net assets.

Small Cap Securities.  The Discovery Fund may invest in small cap securities as a principal strategy.  Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions.  In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks.  Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline.  Investors should therefore expect that the share value of the Discovery Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

Derivatives.  In addition to options and financial futures transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index or an interest rate ("derivatives").

Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment).  There is no guarantee that these results can be achieved through the use of derivatives.  The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

Options on Securities.  A Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities.  A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option.  A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period.  A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period.  The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.  The Funds may write, and  also purchase, spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.  The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option.  The ability to purchase put options allow the Funds to protect capital gains in an appreciated security it owns, without being required to actually sell that security.  At times a Fund would like to establish a position in a security upon which call options are available.  By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value.  For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away."  For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer.  If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received.  If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium.  If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option.  However, this would be offset in whole or in part by gain from the premium received.

Over-the-Counter Options.  The Funds may deal in over-the-counter traded options ("OTC options"). OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  The Funds will only sell OTC options that are subject to a buy-back provision permitting the Funds to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  The Funds expect generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.  The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO").  The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

Options on Securities Indices.  Each Fund may write call options on securities indices, and each Fund may write put options on securities indices, and each Fund may purchase call and put options on securities indices, in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulation.  In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also deal in options on other appropriate indices as available.  Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Financial Futures Contracts.  The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index.  This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase.  A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period.  A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets.  All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded.  A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits.  At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin."  The initial margin required for a futures contract is set by the exchange on which the contract is traded.  Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates.  The costs incurred in connection with futures transactions could reduce a Fund's return.  Futures contracts entail risks.  If the investment manager's judgment about the general direction of markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged.  In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result.  Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market.  In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction.  If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

To the extent required to comply with applicable regulation, when purchasing a futures contract, a Fund will maintain eligible securities in a segregated account.  A Fund will use cover in connection with selling a futures contract.

Options on Financial Futures Contracts.  Each Fund may write call options on financial futures contracts; each Fund may write put options on financial futures contracts; and may purchase call and put options on financial futures contracts.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price.  A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.  A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities."  Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

To the extent required to comply with applicable regulation, when purchasing a futures contract or writing a put option, a Fund will maintain eligible securities in a segregated account.  A Fund will use cover in connection with selling a futures contract.

Lending Portfolio Securities.  A Fund may lend its portfolio securities to brokers, dealers and institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending its securities, a portfolio can increase its income by the receipt of interest on the loan.  Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would accrue to the Fund. Securities' loans will be made on terms which require that (a) the borrower pledge and maintain (on a daily basis) with the Fund collateral consisting of cash, a letter of credit or United States Government securities having a value at all times not less than 100% of the value of the securities loaned, (b) the loan can be terminated by the Fund at any time, (c) the Fund receives reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments), and (d) any distributions on the loaned securities must be paid to the Fund.  The Fund will not lend its securities if, as a result, the aggregate of such loans exceeds 33% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days.  All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.  While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.  Each Fund does not intend to lend any of its securities if as a result more than 5% of the net assets of the Fund would be on loan.

Warrants.  Each Fund may invest in warrants up to 5% of the value of its respective net assets.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

PORTFOLIO TRANSACTIONS

Allocation of brokerage is supervised by Forester Capital Management, Ltd. ("FCM"), the Funds’ investment adviser.

The primary objective of FCM in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. FCM seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. FCM reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is FCM's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. FCM is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to FCM, it is the opinion of FCM that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by FCM's staff. Such information may be useful to FCM in providing services to clients other than the Funds and not all such information is used by FCM in connection with the Funds. Conversely, such information provided to FCM by broker/dealers through whom other clients of FCM effect securities transactions may be useful to FCM in providing services to a Fund.

The Funds’ Board of Directors reviews from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

DISCLOSURE OF PORTFOLIO HOLDINGS.

The following discussion sets forth the Fund's policies and procedures with respect to the disclosure of Fund portfolio holdings.

Fund Service Providers - Fund Accounting Agent, Independent Auditor, and Custodian-  The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to each Fund’s portfolio on a real time basis.  For example, the Fund’s fund accounting agent is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio on behalf of the Fund.  The Fund also undergoes an annual audit which requires the Fund’s independent auditor to review each Fund’s portfolio.  In addition to the fund accounting agent, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings.  The Fund’s Chief Compliance Officer must also have access to the Fund’s portfolio in order to verify compliance with the Federal Securities laws.  Each of these parties is contractually and/or ethically prohibited from sharing the Fund’s portfolio with any third party unless specifically authorized by the Fund’s President, Secretary or Treasurer.

The Board of Directors monitors the services provided by each of the listed service providers to ensure each is complying the contractual terms or expectation of the arrangement.  If the Board of Directors is unsatisfied with any of these service providers the Board may terminate them accordingly.

Rating and Ranking Organizations-The Fund may from time to time provide its entire portfolio holdings to various rating and ranking organizations, such as Morningstar, Inc., Lipper, Inc., Standard & Poor’s Ratings Group, Bloomberg  L.P., and Thomson Financial Research.

The Fund’s management has determined that these groups provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  You should be aware that the Fund does not pay them or receive any compensation from them for providing this information.

Disclosure to Other Parties-  The Fund is required under law to file a listing of its portfolio holdings with the Securities and Exchange Commission on a quarterly basis.  The Fund prohibits the disclosure of portfolio information to any third party other than those described above until and unless such information has been filed with the Commission.  The Fund further prohibits any person affiliated with the Fund from entering into any ongoing arrangement with any person other than described above to receive portfolio holdings information relating to the Fund.

Review-  The Board of Directors reviews these policies not less than annually and receives periodic attestations from affiliated persons that these policies are being adhered to.

Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective. [ The Value Fund's portfolio turnover rate has increased during the semi-annual period ended September 30, 2009], when compared to the fiscal years ended March 31, 2009, 2008 and 2007.  Fiscal year portfolio turnover rates for 2009, 2008 and 2007 were [   ]%, 78%, 65%, respectively. [During the first half of fiscal 2009, the Value Fund's portfolio turnover rate was 274%.] The increase in portfolio turnover rate was due, in large part, to sales of portfolio securities by the Fund's investment adviser as the adviser shifted the Fund's portfolio into a defensive investment position ..

DETERMINATION OF NET ASSET VALUE

The net asset value of the Funds will be determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market.  Exchange-traded securities for which there were no transactions are valued at the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Options are valued at the last sales price on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price.  Debt instruments maturing within 60 days are valued by the amortized cost method.  Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

DIRECTORS AND OFFICERS OF THE COMPANY

As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors.  (The Forester Value Fund and The Forester Discovery Fund are the only funds in the "fund complex" as such term is defined in the Act.)  The name, address, age, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Company are below.  Directors deemed to be "interested persons" of Forester Funds for purposes of the 1940 Act are marked with an asterisk.

Number of
Portfolios
		Term of		In Fund	Other
		Office and	Principal	Complex	Director-
Name,	Position(s)	Length	Occupations	oversees	ships
Address,	Held with	of Time	in Past 5	by	held by
Age	the Funds	Served	Years	Director	Director
--------------------	-----------	-------------	--------------------------------	--------------	------------
*Thomas H. Forester	Director	Indefinite	Mr. Forester has been the	2	None
Age: [ 49 ]	President	Since 9/99	President of the Advisor
612 Paddock Lane	Treasurer		Since 2/99, Officer and
Libertyville, IL 60048	Audit		Portfolio Manager with
	Committee		Dreman Value Advisors
from 5/97 - 1/99.

Michael B. Kelley	Director	Indefinite	Mr. Kelley has been a National	2	None
Age: [ 47 ]	Audit	Since 9/99	Account Executive for American
Address: c/o	Committee		Hotel Supply since January, 2004
100 E. Cook Ave.			Before, he was a Sales Executive
Libertyville, IL 60048			at WW Grainger for more than 5 years

Stan Simpson	Director	Indefinite	Mr. Simpson has been an investor	2	None
Age: [ 50 ]	Audit	Since 3/07	for more than 5 years
Address: c/o	Committee
100 E. Cook Ave.
Libertyville, IL 60048

Barry Meyer	Director	Indefinite	Mr. Meyer has been the President	2	None
Age: [ 49 ]	Audit	Since 3/07	of Arcspec, Inc., a distributor to
Address: c/o	Committee		commercial real estate con-
100 E. Cook Ave.			struction for over 5 years.
Libertyville, IL 60048

*  Mr. Forester is an “interested” director, as that term is defined in the 1940 Act, because of his affiliation with Forester Capital Management, the Funds' investment adviser.

Each Board member is a member of the Audit committee.  The Audit Committee oversees the Funds’ financial reporting process, reviews audit results and recommends annually to the Fund an independent registered  public accounting firm.  During the fiscal year ended March 31, 2009 , the Audit Committee met [_] time.

Those Directors who are officers or employees of FCM, or its affiliates receive no remuneration from the Funds. The Funds' standard method of compensating directors is to pay each disinterested director for services rendered, including attending meetings of the Board of Directors according to the following schedule:

Fund net assets at the	Director
beginning of the fiscal year	Compensation

below $10 million	$100
$10 million - $20 million	$1,000
$20 million - $50 million	$5,000
$50 million - $100 million	$10,000
$100 million - $200 million	$20,000
$200 million - $300 million	$30,000
$300 million - $500 million	$40,000
over $500 million	$50,000

The Funds also may reimburse their directors for travel expenses incurred in order to attend meetings of the Board of Directors.  For the Fiscal Year ended March 31, 2009 , each of the disinterested directors received aggregate fees of $ [___] ..

The following table sets forth compensation paid by Forester Funds during the fiscal year ended March 31, 2009 to each director of the Funds:

		Pension or	Estimated	Total
		Retirement	Annual	Compensation
	Aggregate	Benefits Accrued	Benefits	From Company
Name of	Compensation	as Part of	Upon	Paid to
Person	From Company	Fund Expenses	Retirement	Directors
------------------------	-------------------	----------------------	---------------	-------------------

Thomas H. Forester	$0	$0	$0	$0

Michael B. Kelley	$ [__]	$0	$0	$ [__]

Stan Simpson	$ [__]	$0	$0	$ [__]

Barry Meyer	$ [__]	$0	$0	$ [__]

The following table sets forth the dollar range of equity securities beneficially owned by each director in The Forester Value Fund and in The Forester Discovery Fund, as of December 31, 2008 :

Aggregate Dollar
	Dollar Range	Dollar Range	Range of Equity
	of Equity	of Equity	Securities in all
	Securities in	Securities in	Funds overseen by
	The Forester	The Forester	Director in
Name of Director	Value Fund	Discovery Fund	Forester Funds
----------------	---------------	----------------	-----------------
Interested Persons

Thomas H. Forester	[Over $100,000]	[Over $100,000]	[Over $100,000]

Disinterested Persons

Michael B. Kelley	[$1 to $10,000]	[none]	[$1 to $10,000]

Stan Simpson	[$10,001 to $50,000]	[$10,001 to $50,000]	[$50,001 to $100,000]

Barry Meyer	[$1 to $10,000]	[none]	[$1 to $10,000]

None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.  A control person may be able to determine the outcome of matters subject to a shareholder vote.   A principal shareholder is one who owns, beneficially or of record, 5% or more of any class of a Fund's outstanding equity securities.

As of [___], 2009, all officers and directors of the Company as a group beneficially owned less than [_]% of the Class N shares of The Value Fund.  At such date the following persons, beneficially or of record, owned 5% or greater of the Value Fund:

Record or Beneficial Owner Names and Addresses	Status	Percent of Fund
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	Record	[___]%
National Financial Services, LLC 200 Liberty Street New York, NY	Record	[___]%
Ameritrade, Inc. PO Box 2226 Omaha, NE 68103	Record	[___]%

Other than the foregoing, the Value Fund was not aware of any person who, as of [_____ _], 2009 , owned of record or beneficially 5% or more of the shares of the Value Fund.  As of the date of this SAI, no Class I shares were outstanding and the Fund had not classified shares of the Fund as Class N shares.

As of [_____ __], 2009 , all officers and directors of the Company as a group beneficially owned 100% of the shares of The Discovery Fund.  At such date the following persons beneficially owned 5% or greater of the Discovery Fund:

Record or Beneficial Owner Names and Addresses	Status	Percent of Fund
Thomas Forester 612 Paddock Lane Libertyville, IL 60048	Beneficial	[___]%
Stan Simpson c/o Registrant 100 E. Cook Ave Libertyville, IL 60048	Beneficial	[___]%

Mr. Forester is a control person of The Forester Discover Fund as that term is defined in the Act.  As such, his vote can determine the outcome of issues put to a shareholder vote.  Other than the foregoing, The Discovery Fund was not aware of any person who, as of [_____ __], 2009 , owned of record or beneficially 5% or more of the shares of The Discovery Fund.

Code of Ethics

The Company and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund until the Funds have completed their purchases or sales.

PROXY VOTING POLICIES AND PROCEDURES

General  Voting Policy.  Each Fund has delegated  proxy voting decisions on securities held in the Fund's portfolio to the Adviser. The Adviser has adopted a Proxy Voting  Policy (the "Proxy  Voting  Policy") that sets forth its proxy voting policy and related procedures and guidelines.  When the Adviser votes proxies for the Funds, the Adviser makes voting decisions  consistent with the "economic  best  interests" of the Funds and reviews each proxy on a case by case basis,  with the final  decision based on the merits.  If the Adviser deems the holdings in the company to be immaterial to the vote, it may decide not to vote the proxy.  Consistent  with its duty of care the Adviser  monitors  proxy  proposals  just as it monitors  other corporate events affecting the companies in which the Funds invest.

Conflict of Interest.  There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund. In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with the Proxy Voting Policy, but only after disclosing any such conflict to the Company's Board of Directors prior to voting and affording such Fund the opportunity to direct the Adviser in the voting of such securities.

Proxy Voting Records.  Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 will be available  at the  Funds' website at http://www.forestervalue.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

Proxy Guidelines.  Set forth below are guidelines that the Adviser uses for voting on specific issues:

1.   Routine  Matters - The Adviser  will tend to vote with  management  on most  routine  matters,   although  it  reserves  the

       right  to  vote otherwise. A partial list includes:

          a.   Board of Directors;

               1.   Election of Directors;

               2.   Independence of Directors;

               3.   Separate offices of Chairperson and Chief Executive Officer;

               4.   Limiting personal liability; and

               5.   Board's composition and size.

          b.   Scheduling of annual meetings;

          c.   Appointment of auditors;

          d.   Increase in authorized common stock;

          e.   Reincorporation;

          f.   Employee stock purchase plans;

          g.   Charitable, political, or educational contributions; and

          h.   Business operations in foreign countries.

2.

Social,  Environmental or Political  Proposals - The economic interest of the client is the foremost consideration in the evaluation of these proposals.  The Adviser will tend to vote with  management  on most of the following issues:

          a.   High-Performance workplace practices;

          b.   Restrictive energy or environmental proposals;

          c.   Restrictions on military contracting;

          d.   Limitations on the marketing of controversial products; and

          e.   Limiting  or  restricting  business  in  countries  as a  protest against political and moral practices in those countries.

3.

Stockholder  Sovereignty  - The Adviser  will tend to vote against any proposal that limits stockholder  influence on management or adversely affects the potential value to be received by stockholders.  Issues in this category would include:

          a.   Confidential proxy voting practices;

          b.   Elimination of cumulative voting;

          c.   Greenmail;

          d.   "Poison Pills" or "Golden Parachutes";

          e.   Executive   compensation   plans  that  exceed  the   requirement necessary to attract and retain  qualified and skilled managers,  that are  excessively  generous,  that lack clear and challenging performance goals or that adversely affect employee productivity and morale;

f.   The   issuance   of   securities   contingent   on  a   corporate reorganization that offers special voting rights, is dilutive, or in general is not designed to enhance  stockholder  value; and

g.   Stock option plans.

INVESTMENT ADVISER, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

As a Maryland corporation, the business and affairs of the Company are managed by its Board of Directors. The Company, on behalf of each of the Funds, has entered into Investment Advisory Agreements (the "Advisory Agreements") with Forester Capital Management, Ltd., 100 East Cook Avenue, Libertyville, Illinois 60048.  Pursuant to such Advisory Agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.  The Adviser does not advise any other mutual funds, but may act as the investment adviser to individuals and institutional clients.  The Adviser was organized in February 1999. Mr. Thomas H. Forester, the president and sole stockholder of the Adviser, is the portfolio manager for each of the Funds and, as such, is responsible for the day-to-day management of the portfolios.  Mr. Forester has managed each of the Funds' portfolios since inception and was an officer and portfolio manager from May 1997 through February 1999 with Dreman Value Advisors, Inc. and its successor firm Scudder Investments Inc. where he ran over $1.4 billion in value assets; and an officer and  portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc.

The Adviser supervises and manages the investment portfolios of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios.  Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Funds (except the fees paid to directors who are not interested persons of the Adviser).  For the foregoing, the Adviser receives a monthly fee from each Fund based on that Fund's average daily net assets at the annual rate of 0.89 % of average daily net assets for the Value Fund and 1.00% for the Discover Fund.

The Adviser acts as administrator, providing clerical, compliance, regulatory and other administrative services.  In any claims against the Adviser and its personnel for acts in its capacity as administrator, a mere negligence standard shall apply to such acts.

The Discover Fund pays the Adviser a monthly fee from each Fund based on that Fund's average daily net assets at the annual rate of 0.35% of average daily net assets to act as administrator, fund accountant and transfer agent.  The Value Fund pays the Adviser a monthly fee from each Fund based on that Fund's average daily net assets at the annual rate of 0.15% and 0.10% of average daily net assets of the Class N and Class I shares, respectively, to act as administrator, fund accountant and transfer agent.  The Adviser pays all expenses, including, without limitation, the cost of the fund accountant, transfer agent and custodian, the cost of preparing and printing the registration statement required under the Securities Act of 1933 and any amendments thereto, the expense of registering shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

During the fiscal years ended March 31, 2009, 2008 and 2007 for services provided under the applicable Advisory Agreement The Forester Discovery Fund paid the Adviser $ [__], $ 519, and $493, respectively, and the Adviser waived fees for The Forester Discovery Fund $ [__], $ 519 and $493, respectively.  During the fiscal years ended March 31, 2009, 2008 and 2007 for services provided under the applicable Advisory Agreement The Forester Value Fund paid the Adviser $ [___],$ 41,207 and $49,897, respectively.

Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the applicable Fund's stockholders on sixty (60) days written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

The Advisory Agreements provide that the Adviser shall not be liable to the Funds or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements also provide that the Adviser and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

PORTFOLIO MANAGER

As described in the prospectus, Mr. Thomas Forester is the Portfolio Manager responsible for the day-to-day investment management of the Funds.  The following table describes other accounts managed by the Portfolio Manager, as of March 31, 2009 ..

Fund Manager	Type of Account managed	Total # of Accounts Managed	Total Assets	# of Accounts Managed Where Fee Based on Performance	Total Assets of Accounts Where Fee based on Performance
Thomas Forester	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	[_] [_] [_]	$[__] $[__] $[__]	[_] [_] [_]	$ [_] $ [_] $ [_]

POTENTIAL CONFLICTS OF INTEREST

FCM does not believe any material conflicts of interest exist as a result of the Portfolio Manager managing the Funds and managing the other accounts noted above.  The investment  strategies of the Funds and the other accounts managed by the Portfolio Manager do not materially conflict in any way.  The other accounts either follow an investment strategy very similar to the Fund's or invest in securities that the Funds would not typically invest in.

There will be times when FCM may recommend purchases and/or sales of the same  portfolio securities for the Funds and its other clients.  In such circumstances, it is the policy of FCM to allocate purchases and sales among the Funds and its other clients on a pro-rata  basis or if necessary, in another manner which FCM deems equitable.  Simultaneous  transactions could adversely affect the ability of the Funds to obtain or dispose of the full amount of a security which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

COMPENSATION

The Portfolio Manager receives an industry competitive base salary.  In addition, the Portfolio Manager is eligible for bonus compensation which is based upon the attainment of a combination of personal, team, and firm goals.  Finally, the Portfolio Manager may participate in FCM's annual profit sharing plan.

OWNERSHIP OF SECURITIES

As of March 31, 2009, the Portfolio Manager beneficially owned securities of the Funds as follows:

Value Fund: [$_____ to $_______]

Discovery Fund: [$_____ to $_______]

FUND ACCOUNTANT AND TRANSFER AGENT

The fund accountant and transfer agent for The Forester Value Fund is Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.  The Adviser is the fund accountant and transfer agent for The Forester Discovery Fund.  The fund accountant keeps track of assets, expenses and calculating each Fund's net asset value.  The transfer agent registers each shareholder and records the number of shares.  In any claims against the Mutual Shareholder Services or the Adviser and its personnel for acts in its capacity as fund accountant or transfer agent, a mere negligence standard shall apply to such acts.

REDEMPTIONS

The Funds reserve the right to suspend redemptions during any period when the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and to postpone redemptions for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.

Each of the Funds has reserved the right to pay the redemption price of its shares in assets other than cash.

CUSTODIAN

Huntington National Bank, 7 Easton Oval, Columbus, Ohio 43219 acts as custodian for The Forester Value Fund.  Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104-4122, acts as custodian for The Forester Discovery Fund.  As such, Huntington National Bank and Charles Schwab & Co., Inc. holds all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  Huntington National Bank and Charles Schwab & Co., Inc. do not exercise any supervisory function over the management of the Funds, the purchase  and sale of securities or the payment of distributions to stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company, 1514 Old York Road, Abington, PA  19001, serves as the independent registered public accounting firm for the Funds.  Sanville & Company will perform an annual audit of the Fund's financial statements and provide financial, tax and accounting services as requested.

DISTRIBUTOR

The Company acts as the exclusive  agent for distribution of shares of the Funds. Shares of the Funds are offered to the public on a continuous basis, but the Funds reserve the right to discontinue offering its shares at any time.

DISTRIBUTION PLAN

The Forester Value Fund , with respect to Class N shares, and The Forester Discovery Fund have adopted a Servicing and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) which, among other things, allows it to contract with entities, including FCM, that provide Plan eligible services to the Funds and pay such parties a quarterly shareholder servicing and distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis.  Under each Plan, a Fund is obligated to pay distribution fees only to the extent of expenses actually incurred for the current year, and thus there will be no carry-over expenses from previous years.  These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments.  No fee paid by a Fund under the Plan may be used to reimburse any participating entity for expenses incurred in connection with another Fund.  Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of The Forester Funds, Inc.

Forester Capital Management, Ltd. provides the Directors after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees.  In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee.  The Directors determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.  The Plan may be terminated with respect to either Fund by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund.  Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval; otherwise, may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment.

So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.  The Distribution Plan of a Fund may be terminated with respect to either Fund by the Directors at any time on 60 days written notice without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons.  No interested person of the Fund, any director of the Fund who is not an interested person of the Fund, nor Forester Capital Management, Ltd. has a direct or indirect financial interest in the operation of the plan or related agreements.

At an in person meeting held March 12, 2009, the Directors resolved to reactivate the Plan for Class N share of The Forester Value Fund effective April 1, 2009.  Previously, the Plans were not implemented, and no Plan fees had been paid by either of the Funds.

ALLOCATION OF PORTFOLIO BROKERAGE

The Funds' securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Directors of the Company.  Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Company's Board of Directors.  In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  Many of these transactions involve payment of a brokerage commission by the Funds.  In some cases, transactions are with firms who act as principals of their own accounts.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability.  The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.  The Funds may place portfolio orders with broker-dealers who place orders for, or recommend the purchase of, shares of the Funds to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, computer hardware and software, market quotations, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreements provide that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

For the fiscal years ended March 31, 2009, 2008 and 2007, the Value Fund paid brokerage commissions of $[__], $[__] and $[__], respectively.  For the fiscal years ended March 31, 2009, 2008 and 2007, the Discovery Fund paid brokerage commissions of $[__], $[__] and $[__[, respectively.

TAXES

Each Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds.  A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as along-term capital loss to the extent of the capital gain distribution received.

Investors may also be subject to state and local taxes.

Each Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish such Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

STOCKHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

The Company's Bylaws also contain procedures for the removal of directors by its stockholders.  At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause(2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Company's authorized capital consists of 1,000,000,000 shares of Common Stock, $0.0001 par value.  The Common Stock is divisible into an unlimited number of "series," each of which is a separate Fund. Stockholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

Shares of Common Stock are redeemable and are transferable.  All shares issued and sold by the Funds will be fully paid and nonassessable.  Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock.

Pursuant to the Company's Articles of Incorporation, the Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds.  As a general matter, shares are voted in the aggregate and not by class, except where class voting is required by Maryland law or the Act  (e.g., a change in investment policy or approval of an investment advisory agreement).  All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, belong to that class and are charged with the liabilities in respect of that class and of that class' share of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares.  The net asset value of a share of any class is based on the assets belonging to that class less the liabilities charged to that class, and dividends may be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class.  In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.

SHAREHOLDER REPORTS

Investors will be provided at least semi-annually with a report showing each Fund's portfolio and other information and annually after the close of the Funds' fiscal year, which ends March 31, with an annual report containing audited financial statements.  An individual account statement will be sent to the investor by the Transfer Agent after each purchase, including reinvestment of dividends, or redemption of shares of the Funds.  Each investor will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Funds during such year.

Investors who have questions about their respective accounts should call the Transfer Agent for each fund: The Forester Value Fund at 1-800-388-0365 and The Forester Discovery Fund at 1-888-701-8405. In addition, investors who wish to make a change in their address of record or a change in the manner in which dividends are received may also do so by calling the Transfer Agent for each fund: The Forester Value Fund at 1-800-388-0365 and The Forester Discovery Fund at 1-888-701-8405.  Investors who have questions regarding the investment strategy and historical performance of the Funds should call Forester Capital Management, Ltd. at 1-888-701-8405 and ask to speak to a member of the portfolio management group.  Alternatively, investors may also write to The Forester Funds, Inc., 100 East Cook Avenue, Libertyville, Illinois 60048.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI for each The Forester Value Fund and The Forester Discovery Fund are hereby incorporated by reference to The Forester Value Fund's and The Forester Discovery Fund's annual report for the fiscal year ended March 31, 2009.  You may obtain a copy of the annual report for The Forester Value Fund without any charge by calling 1-800-388-0365.  You may obtain a copy of the annual report for The Forester Discovery Fund without any charge by calling 1-888-701-8405.

PART C

OTHER INFORMATION

Item 23. Exhibits

(a )(1) Registrant's Articles of Incorporation, as amended.(1)

(a)(2) Amended and Restated Articles of Incorporation (to be filed by amendment).

(b) Registrant's Bylaws.(1)

(b)(2) Amended and Restated Bylaws (to be filed by amendment).

(c) None other than those define in the Registrant's Articles of Incorporation and Bylaws ..

(d)(i) Investment Advisory Agreement with Forester Capital Management, Ltd. on behalf of The Forester Discovery Fund. (4)

(d)(ii) Investment Advisory Agreement with Forester Capital Management, Ltd. on behalf of The Forester Value Fund. (4)

(e) None.

(f) None.

(g)(i) Custodian Agreement with Charles Schwab. (2)

(g)(ii) Custodian Agreement with Huntington National Bank. (6)

(h)(i) Transfer Agent and Fund Accountant with Mutual Shareholder Services (6)

(i) Opinion and Consent of counsel for Registrant (to be filed by amendment).

(j) Consent of independent accountants (to be file by amendment) ..

(k) None.

(l) Subscription Agreement. (2)

(m )(1) Distribution Plan. (5)

(m)(2) Amendment to Distribution Plan filed herewith.

(n) Rule 18f-3 Plan of Forester Value Fund filed herewith.

(o) None .

(p) Code of Ethics of Registrant and Forester Capital Management, Ltd (7)

(1) Previously filed as an exhibit to the initial Registration Statement and incorporated by reference thereto.   The initial Registration Statement was filed on June 17, 1999.

(2) Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Registration Statement and incorporated by reference thereto. Pre-Effective Amendment No. 2 was filed on September 7, 1999.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 5 was filed on August 1, 2001.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on February 25, 2002.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 8 was filed on November 12, 2002.

(6) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on May 31, 2005.

(7) Previously filed as an exhibit to Form N-CSR and incorporated by reference thereto. Form N-CSR was filed on June 22, 2005.

Item 24. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or canceled:

Article VII

GENERAL PROVISIONS

Section 7. Indemnification.

The corporation shall indemnify directors, officers, employees and agents of the corporation against judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted by applicable federal and state law.

The corporation shall advance the expenses of its directors, officers, employees and agents who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative, or investigative.

This Section 7 of Article VII constitutes vested rights in favor of all directors, officers, employees and agents of the corporation. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. For purposes of this Section 7, the terms "director" and "officer" have the same meaning ascribed to such terms in Section 2-418 of the Maryland General Corporation Law.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

       Certain information pertaining to the business and other connections of the Adviser of each series of the Registrant is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Management " and "Portfolio Manager" and to the section of the Statement of Additional Information captioned “Investment Adviser, Administrator, Fund Accountant and Transfer Agent."  The information required by this Item 26 with respect to each director, officer or partner of the Adviser is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows: Forester Capital Management Ltd., File No. 801 – 56631.

Item 27. Principal Underwriters

Not Applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant.

Item 29. Management Services

All management-related services are performed by the Adviser.

Item 30. Undertakings

Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Libertyville and State of Illinois on the 6th day of April, 2009.

THE FORESTER FUNDS, INC.

(Registrant)

/s/ Thomas H. Forester

Thomas H. Forester,

President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title(s)	Date
/s/ Thomas H. Forester Thomas H. Forester	Director, President and Principal Executive Officer, Treasurer and Principal Financial and Accounting Officer	April 6, 2009
/s/ Michael B. Kelley Michael B. Kelley	Director	April 6, 2009
/s/ Stan Simpson Stan Simpson	Director	April 6, 2009
/s/ Barry Meyer Barry Meyer	Director	April 8, 2009

EXHIBIT INDEX

Exhibit No. Exhibit

(a )(1) Registrant's Articles of Incorporation, as amended*

(a)(2) Amended and Restated Articles of Incorporation (to be filed by amendment)

(b) Registrant's Bylaws*

(b)(2) Amended and Restated Bylaws (to be filed by amendment).

(c) None.

(d)(i) Investment Advisory Agreement with Forester Capital Management, Ltd. on behalf of The Forester Discovery Fund*

(d)(ii) Investment Advisory Agreement with Forester Capital Management, Ltd. on behalf of The Forester Value Fund*

(e) None.

(f) None.

(g)(i) Custodian Agreement with Charles Schwab*

(g)(ii) Custodian Agreement with Huntington National Bank*

(h)(i) Transfer Agent and Fund Accountant with Mutual Shareholder Services*

(i) Opinion and Consent of counsel for Registrant (to be filed by amendment) ..

(j) Consent of independent accountants (to be filed by amendment) ..

(k) None.

(l) Subscription Agreement*

(m )(1) Distribution Plan*

(m)(2) Amendment to Distribution Plan.

(n) Rule 18f-3 Plan of Forester Value Fund.

(o) None .

(p) Code of Ethics of Registrant and Forester Capital Management, Ltd.*

*Incorporated by reference